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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 28, 2004


          CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2004, providing for the issuance of the Mortgage Pass-Through Trust 2004-HYB3, Mortgage Pass-
                   Through Certificates, Series 2004-HYB3).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-109248                95-4449516
-----------------------------          ----------                ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                                91302
---------------------                                              ---------
(Address of Principal                                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------
        Information and Exhibits.
        ------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

        5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1    Tax Opinion of Sidley Austin Brown & Wood LLP
               (included in Exhibit 5.1).

        23.1   Consent of Sidley Austin Brown & Wood LLP
               (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.



                                            By: /s/ Darren Bigby
                                                ----------------
                                            Darren Bigby
                                            Vice President



Dated:  May 28, 2004

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1        Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1        Tax Opinion of Sidley Austin Brown & Wood LLP
           (included in Exhibit 5.1)                                         5

23.1       Consent of Sidley Austin Brown & Wood LLP
           (included in Exhibits 5.1 and 8.1)                                5